                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549



                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (date of earliest event report)            01-Oct-96


      The Money Store Inc. (as Representative) and Transworld Insurance Company d/b/a Educaid (as Seller) under a Second Supplemental Sale and Servicing Agreement, dated as of March 27, 1996 providing for the issuance of ClassNotes Trust 1995-1 (f/k/a Education Loan Alliance 1995-1), Asset Backed Notes, Series 1996-1.


                    The Money Store Inc., as Representative
                    ---------------------------------------
             Transworld Insurance Company d/b/a Educaid, As Seller
--------------------------------------------------------------------------------
            (Exact name of regristrant as specified in its charter)



      New Jersey
      ----------
      Arizona                     33-89200                  68-6127681
      -------                     --------                  ----------

      State or other             (Commission              (IRS Employer
      jurisdiction of           File Number)                ID Number)
      incorporation)


      2840  Morris  Avenue,  Union,  New  Jersey    07083
      --------------------------------------------------------------------------
      (Address of principal executive officer)


      Regristrant's Telephone Number,                               908-686-2000
      including area code:                                      ----------------


                                      n/a
      --------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

      Item 5         Other Events
                     ------------


  Attached herein as Annex A is a copy of the Monthly Statement sent to Class A-7, and Class A-8 Noteholders with respect to the following Distribution Dates:

  A-7..............................................................    15-Oct-96



  A-8..............................................................    09-Oct-96


Item 7   Financial Statements and Exhibits
         ---------------------------------

         The quarterly financial statement for AMBAC Inc. is incorporated by reference to the Form 10-Q filed by AMBAC Inc. with the Securities and Exchange Commission on August 13, 1996.

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                       CLASSNOTES TRUST 1996-I


                                       THE MONEY STORE INC., Representative
                                       TRANS-WORLD INSURANCE COMPANY, Seller




                                       By:  /s/ Harry Puglisi
                                       ----------------------
                                      Name:  Harry Puglisi
                                         Title:    Treasurer
                                                     of The Money Store Inc. and
                                       Trans-World Insurance Company
                                                     d/b/a Educaid


Dated:  October 29, 1996

                         TRANS-WORLD INSURANCE COMPANY
                              2840 MORRIS AVENUE
                               UNION, NJ  07083

================================================================================
                          CLASSNOTES TRUST  1995 - I
        Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale &
                              Servicing Agreement

        CLASS A-7              Determination Date                  10/09/96
Cusip #  182743AD6             Distribution Date                   10/15/96
                               Record Date                         10/10/96
================================================================================

(i) Amount of Principal being paid or distributed in respect of the Notes

              CLASS A-7 NOTES                                       2,900,000.00
              Per $50,000 original principal amount of the Notes      953.947368


(ii) Amount of Interest being paid or distributed in respect of the Notes

              CLASS A-7 NOTES                                         627,850.37
              Per $50,000 original principal amount of the Notes      206.529725


(iii)   (A) Amount of Noteholders' Auction Rate
            Interest Carryover being paid or distributed in respect of the Notes

              CLASS A-7 NOTES                                               0.00
              Per $50,000 original principal amount of the Notes        0.000000

        (B) Remaining Amount of Noteholders' Auction
            Rate Interest Carryover to be paid or distributed in respect of the Notes

              CLASS A-7 NOTES                                               0.00
              Per $50,000 original principal amount of the Notes        0.000000

(iv)    Pool Balance at end of preceding Collection Period        534,208,986.43

(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

              CLASS A-7 NOTES                                     134,750,000.00


(vi)    Applicable Interest Rate:
              (a)   In general:
                    1.  Auction Rate for the prior Interest Period:

                              CLASS A-7 NOTES
                              PERIOD 1                                 5.654380%

                              PERIOD 2                                 5.638750%
                              PERIOD 3                                 5.587970%
                            CURRENT RATE     (Based on Auction)        5.662190%

                    2.  NET LOAN RATE
                              PERIOD 1                                 6.750000%
                              PERIOD 2                                 6.812000%
                              PERIOD 3                                 6.702500%

              (b)   Amount of Interest that would have been paid
                    on such Note Distribution Date if Interest was
                    calculated instead based on the Net Loan Rate     746,617.42

(vii)   (a) Service Fee for related Collection Period  (Pro Rata)      51,750.92
               Per $50,000 original principal amount of the Notes      17.023329

        (b) Service Fee Carryover for related Collection Period
            1.  Distributed                                                 0.00
                   Per $50,000 original principal amount of the Notes   0.000000

            2.  Remaining Balance                                           0.00
                   Per $50,000 original principal amount of the Notes   0.000000


(viii)  Amount of Fees for related Collection Period:

            1.  Administration Fee  (Pro Rata)                          1,758.13
                   Per $50,000 original principal amount of the Notes   0.578331

            2.  Auction Agent Fee  (Pro Rata)                               0.00
                   Per $50,000 original principal amount of the Notes   0.000000

            3.  Indenture Trustee Fee  (Pro Rata)                           0.00
                   Per $50,000 original principal amount of the Notes   0.000000

            4.  Eligible Lender Trustee Fee  (Pro Rata)                 1,045.48
                   Per $50,000 original principal amount of the Notes   0.343907

            5.  Surety Provider Fee  (Pro Rata)                         9,962.71
                   Per $50,000 original principal amount of the Notes   3.277207


(ix)    Amount of payments to the Surety Provider in
        reimbursement of prior draws under any Note
        Surety Bond or the Certificate Surety Bond                          0.00

(x)     Aggregate amount of Realized losses for the
        related Collection period                                           0.00

(xi)    Aggregate amount received with respect to Financed
        Student Loans for which Realized Losses were
        allocated previously                                                0.00

(xii)   (a)   Amount of the distribution attributable to amounts
              in the Reserve Account                                        0.00

        (b)   Amount of any other withdrawals from the Reserve
              Account for such Distribution Date                            0.00

        (c)   Amount in the Reserve Account                         2,108,484.13


(xiii)  Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
        such draw)                                                          0.00

(xiv)   (a)   Portion (if any) of the distribution attributable to
              amounts on deposit in the Pre-Funding Account                 0.00

        (b)   Amount in the Pre-Funding Account                       183,345.18

(xv) Aggregate amount if any paid by the Eligible Lender Trustee for Additional Financed Student Loans during the preceding collection
        period                                                              0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                   (a) CLASS A-1 NOTES                                      0.00
                   (b) CLASS A-1 NOTES (Only if Class___ Notes
                       have been paid in full)                              0.00

(xvii)  Aggregate amount (if any) paid for Financed Student Loans during
        the preceding collection period.                                    0.00

(xviii) As of the end of the preceding Collection Period:

        (a)  Number of Financed Student Loans that are 30 to 60     4,794,295.69
             days Delinquent

        (b)  Number of Financed Student Loans that are 61 to 90     1,865,523.15
             days Delinquent

        (c)  Number of Financed Student Loans that are 91 to 180    4,117,960.34
             days Delinquent

        (d)  Number of Financed Student Loans that are more than    2,081,736.57
             181 days Delinquent

        (e)  Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are
             awaiting payment                                         588,181.31

(xix)   Parity Percentage                Numerator    569,004,428.10
                                                      --------------
        as of  08/31/96                Denominator    562,333,625.48     101.19%

(xx)    Excess of amounts deposited into the Collection
        Account with respect to the sale by the Trust of
        Serial Loans over the aggregate Purchase amount
        of such loans (such excess to be distributed to
        Student Holdings)                                              33,632.42

(xxi)   Amount of Additional Principal Payments, if any, made on
        such Distribution Date                                              0.00



The Money Store, Inc.



By:  \s\ Harry Puglisi
----------------------

Harry Puglisi
  Treasurer

                         TRANS-WORLD INSURANCE COMPANY
                              2840 MORRIS AVENUE
                               UNION, NJ  07083


==========================================================================================
                            CLASSNOTES TRUST  1995 - I
  Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement
  CLASS A-8              Determination Date                           10/03/96
Cusip #  182743AE4       Distribution Date                            10/09/96
                         Record Date                                  10/07/96
==========================================================================================

(i) Amount of Principal being paid or distributed in respect of the Notes

                   CLASS A-8 NOTES                                                                       0.00
                   Per $50,000 original principal amount of the Notes                                0.000000


(ii) Amount of Interest being paid or distributed in respect of the Notes

                   CLASS A-8 NOTES                                                                 216,461.00
                   Per $50,000 original principal amount of the Notes                              212.216667


(iii)      (A)  Amount of Noteholders' Auction Rate
                Interest Carryover being paid or distributed in respect of the Notes

                   CLASS A-8 NOTES                                                                       0.00
                   Per $50,000 original principal amount of the Notes                                0.000000

           (B)  Remaining Amount of Noteholders' Auction
                Rate Interest Carryover to be paid or distributed in respect of the Notes

                   CLASS A-8 NOTES                                                                       0.00
                   Per $50,000 original principal amount of the Notes                                0.000000


(iv)       Pool Balance at end of preceding Collection Period                                  534,208,986.43


(v)        Outstanding Principal amount after giving effect to
            distributions on this Note Distribution Date:

                      CLASS A-8 NOTES                                                           51,000,000.00


(vi)       Applicable Interest Rate:
                   (a)   In general:
                           1.  Auction Rate for the prior Interest Period:

                              CLASS A-8 NOTES
                                 PERIOD 1                                                            5.510000%
                                 PERIOD 2                                                            5.500000%
                                 PERIOD 3                                                            5.420000%
                              CURRENT RATE                (Based on Auction)                         5.457000%


               2.  NET LOAN RATE
                    PERIOD 1                                                                     6.750000%
                    PERIOD 2                                                                     6.812000%
                    PERIOD 3                                                                     6.702500%

                   (b)   Amount of Interest that would have been paid
                          on such Note Distribution Date if Interest was
                          calculated instead based on the Net Loan Rate                         266,624.46

(vii)      (a)   Service Fee for related Collection Period  (Pro Rata)                           18,765.00
                   Per $50,000 original principal amount of the Notes                            18.397059

            (b)   Service Fee Carryover for related Collection Period
                    1.  Distributed                                                                   0.00
                           Per $50,000 original principal amount of the Notes                     0.000000

                    2.  Remaining Balance                                                             0.00
                           Per $50,000 original principal amount of the Notes                     0.000000


(viii)     Amount of Fees for related Collection Period:

                    1.  Administration Fee  (Pro Rata)                                              637.50
                           Per $50,000 original principal amount of the Notes                     0.625000

                    2.  Auction Agent Fee  (Pro Rata)                                            11,747.71
                           Per $50,000 original principal amount of the Notes                    11.517361

                    3.  Indenture Trustee Fee  (Pro Rata)                                             0.00
                           Per $50,000 original principal amount of the Notes                     0.000000

                    4.  Eligible Lender Trustee Fee  (Pro Rata)                                     379.09
                           Per $50,000 original principal amount of the Notes                     0.371659

                    5.  Surety Provider Fee  (Pro Rata)                                           3,612.50
                           Per $50,000 original principal amount of the Notes                     3.541667


(ix)        Amount of payments to the Surety Provider in
            reimbursement of prior draws under any Note
            Surety Bond or the Certificate Surety Bond                                               0.00

(x)        Aggregate amount of Realized losses for the
           related Collection period                                                                0.00

(xi)       Aggregate amount received with respect to Financed
           Student Loans for which Realized Losses were
           allocated previously                                                                     0.00

(xii)      (a)     Amount of the distribution attributable to amounts
                   in the Reserve Account                                                            0.00

           (b)     Amount of any other withdrawals from the Reserve
                   Account for such Distribution Date                                                0.00

           (c)     Amount in the Reserve Account                                             2,108,484.13

(xiii)     Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
           such draw)                                                     0.00

(xiv)      (a)     Portion (if any) of the distribution attributable to amounts on
                   deposit in the Pre-Funding Account                                                    0.00

           (b)     Amount in the Pre-Funding Account                                               183,345.18

(xv)       Aggregate amount if any paid by the Eligible Lender Trustee for
           Additional Financed Student Loans during the preceding collection
           period                                                                                        0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                   (a) CLASS A-1 NOTES                                                                   0.00
                   (b) CLASS A-1 NOTES (Only if Class___ Notes
                         have been paid in full)                                                         0.00

(xvii)     Aggregate amount (if any) paid for Financed Student Loans during
           the preceding collection period.                                                              0.00

(xviii)    As of the end of the preceding Collection Period:

           (a)  Number of Financed Student Loans that are 30 to 60 days                          4,794,295.69
                Delinquent

           (b)  Number of Financed Student Loans that are 61 to 90 days                          1,865,523.15
                Delinquent

           (c)  Number of Financed Student Loans that are 91 to 180 days                         4,117,960.34
                Delinquent

           (d)  Number of Financed Student Loans that are more than 181                          2,081,736.57
                days Delinquent

           (e)  Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are
                awaiting payment                                                                   588,181.31

(xix)      Parity Percentage                    Numerator        569,004,428.10
           as of      08/31/96                                   --------------
                                              Denominator        562,333,625.48                       101.19%

(xx)       Excess of amounts deposited into the Collection
           Account with respect to the sale by the Trust of
           Serial Loans over the aggregate Purchase amount
           of such loans (such excess to be distributed to
           Student Holdings)                                                                        33,632.42

(xxi)      Amount of Additional Principal Payments, if any, made on
           such Distribution Date                                                                        0.00


The Money Store, Inc.



By:  \s\ Harry Puglisi
--------------------------
Harry Puglisi
Treasurer